UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: December 8, 2022
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950		38-0549190
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange
6.200% Notes due June 1, 2059	FPRB	New York Stock Exchange
6.000% Notes due December 1, 2059	FPRC	New York Stock Exchange
6.500% Notes due August 15, 2062	FPRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2022, the Board of Directors of Ford Motor Company (the “Company”) adopted amendments to the Company’s By-Laws (the “By-Laws”), which became effective immediately, primarily to (i) add an advance notice provision setting forth timing and notice requirements for stockholders to make nominations or propose other business at meetings of stockholders (the “Advance Notice By-Law”), (ii) update certain provisions to reflect current Company practice and to account for recent changes in Delaware law, including by eliminating the requirement that the Company make available its stockholder list during stockholder meetings, (iii) add language allowing committees to appoint another member of the Board of Directors to act in place of any absent or disqualified committee member, (iv) align the provision regarding fixing record dates more closely to Section 213 of the Delaware General Corporation Law, and (v) make additional clarifying and refining revisions.

The Advance Notice By-Law establishes requirements for stockholders of the Company to submit stockholder proposals (other than matters properly brought under Section 14a-8 of the Securities Exchange Act of 1934, as amended) and director nominations to be acted on by the stockholders at an annual meeting of stockholders. The Advance Notice By-Law requires, among other things, written notice from the stockholder seeking to make a nomination or propose such other business setting forth certain information and representations to be provided to the Company during a specified timeframe as set forth in the By-Laws. Under the Advance Notice By-Law, to be timely, a stockholder’s notice must be delivered to the Secretary of the Company at the Company’s principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the first anniversary of the previous year’s annual meeting.

The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the full text of the By-Laws, which, along with a copy marked to show changes from the prior version, are included as Exhibits 3.1 and 3.2, respectively, and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 3.1	By-Laws, as amended December 8, 2022	Filed with this Report

Exhibit 3.2	By-Laws, marked to show amendments effective as	Filed with this Report
of December 8, 2022

Exhibit 104	Cover Page Interactive Data File	**
(formatted in Inline XBRL)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: December 9, 2022	By:	/s/ David J. Witten
David J. Witten
Assistant Secretary

**	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.